EXHIBIT 10.3


                              COLLATERAL ASSIGNMENT


THIS COLLATERAL ASSIGNMENT is made and entered into on October 12, 2005 by OXFORD VENTURES, INC. ("Assignor"), in favor of the undersigned Buyers listed on
Schedule I attached hereto (collectively, the "Assignee").

                                   WITNESSETH:

      WHEREAS, the Assignor and Uluru, Inc. (the "Company") have agreed upon the terms and conditions of a merger and related trasnactions (the "Merger"), as set forth in the Term Sheet attached hereto as Exhibit A;

      WHEREAS, simultaneusly herewith the Assignor and the Assignee have entered into a Securities Purchase Agreement ("Securities Purchase Agreement") pursuant to which the Assignor shall issue and the Assignee shall purchase Convertible Debentures in an amount up to $15,000,000 (the "Debentures");

      WHEREAS, to provide the Company with sufficient working capital to enable the Company to acquire certain pharmaceutical assets while the Assignor and the Company prepare the documentation necessary and appropriate to consumate the Merger and obtain all necessary approvals from stockholders and third parties, the Assginor has agreed to loan certain of the proceeds of the Debenture to the Company as evidenced by the Promissory Note dated the date hereof (the "Promissory Note"); and

      WHEREAS, in order to secure the Company's obligations under the Promissory Note on the date hereof the Company, Kerry P. Gray, the controlling shareholder of the Company (the "Shareholder"), and the Assignor have entered into a Bridge Loan and Control Share Pledge and Security Agreement, a Pledge and Escrow Agreement, and a Security Agreement (collectively referred to as the "Promissory Note Security Documents" which collectively with the Promissory Note are attached hereto as Schedule II) pursuant to which (i) the Shareholder has agreed to pledge to the Assignor the Borrower Control Shares (as defined in the Pledge and Escrow Agreement) which will constitute 54.5 % of the outstanding capital stock of the Assignor on a fully-diluted basis, (ii) the Assignor agreed not to issue any additional shares of capital stock, and (iii) the Company has granted the Assignor a security interest in and to the Collateral (as defined in the Security Agreement).

      NOW, THEREFORE, in consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Assignor, and intending to be legally bound, Assignor assigns to Assignee all of its right, title and interest in and to the Promissory Note Security Documents to the fullest extent permitted by law.

      1. Except as otherwise expressly provided herein, capitalized terms used in this Assignment shall have the respective meanings given to them in the Promissory Note Security Documents.

      2. Assignor has granted, bargained, sold, assigned, transferred and set over and by these presents does hereby grant, bargain, sell, assign, transfer, grant a security interest in and set over unto Assignee, its respective successors and assigns, all the rights, interests and privileges which Assignor has or may have in or under the Promissory Note Security Documents, including without limiting the generality of the foregoing, the present and continuing right with full power and authority, in its own name, or in the name of Assignor, or otherwise, but subject to the provisions and limitations of Section 3 hereof, (i) to make claim for, enforce, perform, collect and receive any and all rights under the Promissory Note Security Documents, (ii) to do any and all things which Assignor is or may become entitled to do under the Promissory Note, and (iii) to make all waivers and agreements, give all notices, consents and releases and other instruments and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Promissory Note Security Documents.

      3. The acceptance of this Assignment and the payment or performance under the Promissory Note Security Documents shall not constitute a waiver of any rights of Assignee under the terms of the Promissory Note Security Documents, it being understood that, until the occurrence of a default under the Promissory Note Security Documents, and the exercise of Assignee's rights under
Section 4 hereof, Assignor shall have all rights to the Promissory Note Security Documents and to retain, use and enjoy the same.

      4. Assignor, upon the occurrence of a payment default under the Promissory Note, hereby authorizes Assignee, at Assignee's option, to enforce and exercise all rights and privileges with respect to the Promissory Note Security Documents that, pursuant to Schedule II, is associated with the payment which is in default. Assignor does hereby irrevocably constitute and appoint Prenox, LLC (the "Collateral Agent"), while this Assignment remains in force and effect and, in each instance, to the full extent permitted by applicable Law, its true and lawful attorney in fact, coupled with an interest and with full power of substitution and revocation, for Assignor and in its name, place and stead, to demand and enforce compliance with all the terms and conditions of the Promissory Note Security Documents and all benefits accrued thereunder, whether at law, in equity or otherwise; provided, however, that Assignee shall not exercise any such power unless and until a default in the payment associated with that contract shall have occurred. Assignor acknowledges and agrees that
(i) the power of attorney herein granted shall in no way be construed as to benefit Assignor; and (ii) the Collateral Agent is granted this power of attorney shall have no duty to exercise any powers granted hereunder for the benefit of Assignor. The Collateral Agent hereby accepts this power of attorney and all powers granted hereunder for the benefit of the Assignee.

      5. Assignee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Assignor under the Promissory Note Security Documents, and Assignor hereby agrees to indemnify Assignee for, and to save Assignee harmless from, any and all liability arising under the Promissory Note Security Documents, other than arising or resulting from Assignee's (or its agents, employees or contractors) gross negligence or willful misconduct.

      6. Assignor agrees that this Assignment and the designation and directions herein set forth are irrevocable.

      7. Neither this Assignment nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligations or duties under the Promissory Note Security Documents.

      8.    Assignor covenants and warrants that:

            (a) it has the power and authority to assign the Promissory Note Security Documents and there have been no prior assignments of the Promissory Note Security Documents;

            (b) the Promissory Note Security Documents are, and shall be, valid contracts, and that there are and shall be, to Assignor's knowledge, no defaults on the part of any of the parties thereto;

            (c)   it  will  not  assign,   pledge  or  otherwise   encumber  the
Promissory Note Security Documents without the prior written consent of Assignee;

            (d) it will not cancel, terminate or accept any surrender of the Promissory Note Security Documents, or amend or modify the same directly or indirectly in any respect whatsoever, without having obtained the prior written consent of the Assignee thereto;

            (e) it will perform and observe, or cause to be performed and observed, all of the terms, covenants and conditions on its part to be performed and observed with respect to the Bio-One Debenture; and

            (f) it will execute from time to time any and all additional assignments or instruments of further assurance to Assignee, as Assignee may at any time reasonably request.

      9. Assignor shall have the right, from time to time, to substitute new assigned contracts for the Promissory Note Security Documents on Schedule II so long as the substitute contracts provide for a purchase price equal to or greater than the Promissory Note to be released. Upon any such substitution, the parties hereto shall confirm the substitution in writing and shall replace
Schedule II with a new Schedule reflecting updated Promissory Note.

      10. At such time as the Convertible Debenture is satisfied or discharged, this Assignment and all of Assignee's right, title and interest hereunder with respect to the Promissory Note Security Documents shall terminate.

      11. This Assignment shall inure to the benefit of Assignee, and its successors and assigns, and shall be binding upon Assignor, and its successors, and assigns.

      12. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law principles.

      13. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement. Assignor acknowledges and agrees that a telecopy transmission to Assignee of signature pages hereof purporting to be signed on behalf of Assignor shall constitute effective and binding execution and delivery hereof by Assignor.


                            [SIGNATURE PAGE FOLLOWS]

                            [SIGNATURE PAGE 1 OF 2 TO
                             COLLATERAL ASSIGNMENT]

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective officers or agents thereunto duly authorized, as of the date first above written.


OXFORD VENTURES, INC.

By: /s/ Daniel Leonard
  --------------------------------------------
  Name:  Daniel Leonard
  Title: President and Chief Executive Officer

                                        [SIGNATURE PAGE 2 OF 2 TO
                                         COLLATERAL ASSIGNMENT]

                                               SCHEDULE I

                                           SCHEDULE OF BUYERS


                                                                                ADDRESS/FACSIMILE
           NAME                             SIGNATURE                          NUMBER OF INVESTORS
--------------------------     -------------------------------------     -------------------------------
Highgate House Funds, Ltd.     By: /s/ Adam S. Gottbetter
                                   --------------------------------      488 Madison Avenue
                                   Name: Adam S. Gottbetter              New York, NY 10022
                                   Its:  Portfolio Manager               Facsimile: (212) 400-6901


With a copy to:                Troy Rillo, Esq.                          101 Hudson Street, Suite 3700
                                                                         Jersey City, NJ 07302
                                                                         Facsimile: (201) 985-1964


Prenox, LLC                    By: /s/ Michael Weiss
                                   --------------------------------      623 Fifth Avenue, 32nd Floor
                                   Name: Michael Weiss                   New York, NY 10022
                                   Its:                                  Telephone: (212) 756-8045
                                                                         Facsimile: (212) 756-1480


                                   SCHEDULE II

             PROMISSORY NOTE SECURITY DOCUMENTS AND PROMISSORY NOTE

                                    EXHIBIT A

                                   TERM SHEET